UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                   -----------

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (date of earliest event reported): April 21, 2004


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



            New Jersey                       1-10518               22-2553159
--------------------------------    ------------------------   -----------------

 (State or other jurisdiction of) (Commission File Number) (I.R.S. Employer incorporation or organization) notification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                               07663
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265

                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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Item 7. Exhibits


        (c) Exhibits.

            99.1 Press Release dated April 21, 2004 of the Registrant.

Item 12. Declaration of Cash Dividend.

On April 21, 2004, Interchange Financial Services Corporation issued a press release declaring a quarterly cash dividend. A copy of that release is furnished as Exhibit 99.1 to this Report.


The information in this Current report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004                Interchange Financial Services Corporation

                                     By: /s/ Charles T. Field
                                         ---------------------
                                         Name: Charles T. Field
                                         Title:SVP & Chief Financial Officer

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


                                  EXHIBIT INDEX

EXHIBT NUMBER            DESCRIPTION
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99.1                     Press Release, dated April 21, 2004, of the Registrant


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